EXHIBIT 15

Accountant's Acknowledgment

To the Board of Directors and the Shareholders of Pfizer Inc.:

We hereby acknowledge our awareness of the use therein of our report dated August 9, 2018, included within the Quarterly Report on Form 10-Q of Pfizer Inc. for the quarter ended July 1, 2018 in the following Registration Statements:
-Form S-8 dated October 27, 1983 (File No. 2-87473),
-Form S-8 dated March 22, 1990 (File No. 33-34139),
-Form S-8 dated January 24, 1991 (File No. 33-38708),
-Form S-8 dated November 18, 1991 (File No. 33-44053),
-Form S-8 dated May 27, 1993 (File No. 33-49631),
-Form S-8 dated May 19, 1994 (File No. 33-53713),
-Form S-8 dated October 5, 1994 (File No. 33-55771),
-Form S-8 dated December 20, 1994 (File No. 33-56979),
-Form S-8 dated March 29, 1996 (File No. 333-02061),
-Form S-8 dated September 25, 1997 (File No. 333-36371),
-Form S-8 dated June 19, 2000 (File No. 333-39606),
-Form S-8 dated April 27, 2001 (File No. 333-59660),
-Form S-8 dated April 16, 2003 (File No. 333-104582),
-Form S-8 dated November 18, 2003 (File No. 333-110571),
-Form S-8 dated December 18, 2003 (File No. 333-111333),
-Form S-8 dated April 26, 2004 (File No. 333-114852),
-Form S-8 dated March 1, 2007 (File No. 333-140987),
-Form S-4 dated March 27, 2009 (File No. 333-158237),
-Form S-8 dated October 16, 2009 (File No. 333-162519),
-Form S-8 dated October 16, 2009 (File No. 333-162520),
-Form S-8 dated October 16, 2009 (File No. 333-162521),
-Form S-8 dated March 1, 2010 (File No. 333-165121),
-Form S-8 dated March 2, 2015 (File No. 333-202437),
-Form S-4 dated September 3, 2015 (File No. 333-206758), and
-Form S-3ASR dated February 26, 2018 (File No. 333-223221).

Pursuant to Rule 436 under the Securities Act of 1933 (the Act), such report is not considered a part of a registration statement prepared or certified by an independent registered public accounting firm, or a report prepared or certified by an independent registered public accounting firm within the meaning of Sections 7 and 11 of the Act.

/s/ KPMG LLP
New York, New York
August 9, 2018